SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS(registered trademark)' MAY 20, 1999 PROSPECTUS

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details"section on page 20.

   FIDELITY FUND seeks long-term capital growth.

   FMR normally invests the fund's assets primarily in common stocks. FMR, to some extent, limits the emphasis on the fund's growth objective by investing a portion of the fund's assets in securities selected for their current income characteristics. FMR may from time to time invest a portion of the fund's assets in bonds, including lower-quality debt securities.

   FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

   FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its
industry position, and economic and market conditio    ns. Factors
con   sidered include growth potential, earnings estimates and
management.

   FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

   FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's
strategies do not work as intended, the fund may not achi    eve its
objective.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details"section on page 25.

FIDELITY INTERMEDIATE BOND FUND seeks a high level of current income.

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Intermediate Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of April 30, 1999, the dollar-weighted average maturity of the fund and the index was approximately 5.5 and 4.4 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY INVESTMENT GRADE BOND FUND seeks a high level of current income.

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1999, the dollar-weighted average maturity of the fund and the index was approximately 8.8 and 9.0 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY CAPITAL & INCOME FUND seeks to provide a combination of income and capital growth.

FMR invests the fund's assets in equity and debt securities. FMR has the flexibility to invest the fund's assets in securities of any type or quality, including defaulted securities, but expects to invest the majority of the fund's assets in debt securities and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing and management of the security's issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.